SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                  July 26, 1996
                                  -------------
                Date of Report (Date of Earliest Event Reported)





                                 TRIBUNE COMPANY
                                 ---------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)



          1-8572                                           36-1880355
          ------                                           ----------
(Commission File Number)                       (IRS Employer Identification No.)


435 North Michigan Avenue, Chicago, Illinois                 60611
- --------------------------------------------                 -----
  (Address of principal executive offices)                 (Zip Code)


        Registrant's telephone number, including area code (312) 222-9100

This Current Report on Form 8-K/A amends Item 7 (a) of the Current Report on Form 8-K filed on July 26, 1996.

Item 7.           Financial Statements and Exhibits
                  ---------------------------------

(a)      Financial Statements of Businesses Acquired

         The financial statements of Renaissance Communications Corp. for the three months and six months ended June 30, 1996 and June 30, 1995
         (as filed with Renaissance Communications Corp.'s Quarterly Report on Form 10-Q for the quarter ended June 30, 1996) are included herewith as exhibit 99.1


(c)      Exhibits

         99.1 Financial statements of Renaissance Communications Corp. as set forth in the Quarterly Report on Form 10-Q of Renaissance Communications Corp. for the quarter ended June 30, 1996.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    TRIBUNE COMPANY




                                    By /s/ R. Mark Mallory
                                       -------------------
                                       R. Mark Mallory
                                       Vice President and Controller


August 2, 1996



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


                                  EXHIBIT INDEX



Exhibit No.          Exhibit Description
- -----------          -------------------

  99.1 Financial statements of Renaissance Communications Corp. as set forth in the Quarterly Report on Form 10-Q of Renaissance Communications Corp. for the quarter ended
                     June 30, 1996.





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